                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of Earliest Event Reported): May 20, 1999
                               ________________



                           PREMIER BANCSHARES, INC.
                           ------------------------
            (Exact name of Registrant as specified in its charter)


          Georgia                            1-12625              58-1793778
-----------------------------------   ---------------------  ------------------
(State or other jurisdiction of       (Commission File No.)  (IRS Employer
incorporation or organization)                               Identification No.)


                              2180 Atlanta Plaza
                           950 East Paces Ferry Road
                            Atlanta, Georgia 30326
        --------------------------------------------------------------
         (Address of principal executive offices, including zip code)
                                (404) 814-3090
        --------------------------------------------------------------
             (Registrant's telephone number, including area code)



        --------------------------------------------------------------
                       (Former name or Former Address if
                          Changed Since Last Report)
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                             ITEM 5.  OTHER EVENTS

     On May 20, 1999, Premier Bancshares, Inc. ("Premier"), and Bank Atlanta ("Bank Atlanta") entered into an Agreement and Plan of Reorganization (the "Agreement"), pursuant to which Premier will acquire all of the issued and outstanding shares of Bank Atlanta common stock through the merger of a newly-formed interim corporate subsidiary of Premier with and into Bank Atlanta. Following this merger, Bank Atlanta will be operated as a wholly-owned subsidiary of Premier.

     The transaction is subject to approval by the shareholders of Bank Atlanta, appropriate regulatory approvals and the satisfaction of certain other conditions contained in the Agreement.

     Based in the Atlanta metropolitan area, Premier is a bank holding company with one subsidiary, Premier Bank.

     Bank Atlanta is a state-chartered community bank located in Decatur, Georgia.

                  ITEM 6.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          2.1 Agreement and Plan of Reorganization dated May 20, 1999 by and between Premier Bancshares, Inc., PMB Acquisition Corp. II, and Bank Atlanta.

          99   Press Release.

                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PREMIER BANCSHARES, INC.



Date:  May 20, 1999                     /s/ Michael E. Ricketson
                                        ----------------------------------------
                                        Michael E. Ricketson,
                                        Executive Vice President and
                                        Chief Financial Officer